                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------


                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------




     Date of Report (Date of Earliest Event Reported):  March 11, 1997


                           GREYHOUND LINES, INC.
---------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
---------------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)


            1-10841                                    86-0572343
------------------------------               ------------------------------
   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

          15110 North Dallas Parkway
                  Suite 600
                Dallas, Texas                                  75248
---------------------------------------------          --------------------
   (Address of Principal Executive Offices)                 (Zip Code)


                               (214) 789-7000
---------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

     Item 5.  Other Events
     ------   ------------

          Amendment and Restatement of Stockholder Rights Plan
          ----------------------------------------------------
               On March 11, 1997, the Board of Directors of the Company authorized and directed the Company to amend and restate the Rights Agreement, dated as of March 22, 1994 (the "Original Rights Agreement"), between the Company and Mellon Securities Trust Company, as Rights Agent ("Rights Agent"), to, among other things, (i) remove therefrom the concept of action required to be taken by "Continuing Directors," (ii) reduce from one one-hundredth (1/100) to one one-thousandth (1/1,000) the number of shares of Series A Junior Preferred Stock of the Company ("Preferred Stock") for which each Preferred Stock purchase right (a "Right") issued to holders of the Company's common stock, par value $.01 per share ("Common Stock"), in connection with the Original Rights Agreement may be exercised (while preserving the economic value of each such Right), and (iii) amend and restate the Certificate of Designations attached to the Original Rights Agreement as Exhibit C to effect the changes described in clause (ii) above. In addition, the Board of Directors delegated to a separate Committee of the Board authority to consider other appropriate or desirable amendments to the Rights Agreement. On March 24, 1997, that Committee authorized and directed the Company to further amend the Original Rights Agreement to increase to 20% the beneficial ownership threshold for the definition of "Acquiring Person" in the Original Rights Agreement.

               On April 8, 1997, the Company and the Rights Agent entered into an Amended and Restated Rights Agreement (the "Rights Agreement") in accordance with the terms of the Original Rights Agreement. On April 9, 1997, the Company filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Designations in the form of Exhibit C to the Rights Agreement.

               The following is a summary of the material terms of the Company's Stockholder Rights Plan after giving effect to the execution of the Rights Agreement and the filing of the Amended and Restated Certificate of Designations. Such summary is not a complete description and is qualified in its entirety by reference to the full text of the Rights Agreement, a copy of which is attached hereto as
     Exhibit 5.1 and incorporated herein by reference.

               Each Right entitles the registered holder to purchase from the Company one one-thousandth (1/1,000) of a share of Preferred Stock at a price of $35.00 per one one-thousandth (1/1,000) of a share (the "Exercise Price"), subject to certain adjustments.

               The Rights, unless earlier redeemed by the Board of Directors, become exercisable upon the close of business on the day (the "Distribution Date") which is the earlier of (i) the tenth day following a public announcement that a person or group of affiliated or associated persons, with certain exceptions set forth below, has acquired beneficial ownership of 20% or more of the outstanding voting stock of the Company (an "Acquiring Person") and
     (ii) the tenth business day (or such later date as may be determined by the Board of Directors prior to such time as any person or group of affiliated or associated persons becomes an Acquiring Person) after the date of the commencement or announcement of a person's or group's intention to commence a tender or exchange offer the consummation of which would result in the beneficial ownership of 30% or more of the Company's outstanding voting stock (even if no shares are actually purchased pursuant to such offer); prior thereto, the Rights would not be exercisable, would not be represented by a separate certificate, and would not be transferable apart from the Company's Common Stock, but will instead be evidenced, by such Common Stock certificate. An Acquiring Person does not include (A) the Company, (B) any subsidiary of the Company, (C) any employee benefit plan or employee stock plan of the Company or of any subsidiary of the Company, or any trust or other entity organized, appointed, established or holding Common Stock for or pursuant to the terms of any such plan (each of the persons listed in clauses (A) through (C) above being an "Exempt

     Person"), or (D) any person or group whose beneficial ownership of 20% or more of the shares of voting stock of the Company then outstanding results solely from (i) any action or transaction or transactions approved by the Board of Directors before such person or group became an Acquiring Person or (ii) a reduction in the number of issued and outstanding shares of voting stock of the Company pursuant to a transaction or transactions approved by the Board of Directors (provided that any person or group that does not become an Acquiring Person by reason of clause (i) or (ii) above shall become an Acquiring Person upon acquisition of an additional 1% of the Company's voting stock unless such acquisition of additional voting stock will not result in such person or group becoming an Acquiring Person by reason of such clause (i) or (ii)).

               Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after April 8, 1997 will contain a legend incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any of the Company's Common Stock certificates outstanding as of April 8, 1997 will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights

     ("Right Certificates") will be mailed to holders of record of the Company's Common Stock as of the close of business on the Distribution Date and such separate certificates alone will evidence the Rights from and after the Distribution Date.

               The Rights are not exercisable until the Distribution Date. The Rights will expire at the close of business on March 22, 2004, unless earlier redeemed by the Company as described below.

               The Preferred Stock is non-redeemable and, unless otherwise provided in connection with the creation of a subsequent series of preferred stock, subordinate to any other series of the Company's preferred stock. The Preferred Stock may not be issued except upon exercise of Rights. Each share of Preferred Stock is entitled to receive when, as and if declared, (i) cash dividends in an amount equal to 1,000 times the aggregate amount of all cash dividends declared or paid on the Common Stock and (ii) a quarterly, preferential cash dividend equal to $100.00 less the per share amount of any cash dividends described in clause (i) paid on the Preferred Stock since the preceding quarterly payment date. If the Company makes any distribution to holders of Common Stock which is payable in cash or any debt security, debt instrument, real or personal property or any other property (other than cash dividends described in the immediately preceding sentence and distributions of Common Stock or securities convertible into or exchangeable for shares of Common Stock), then the holder of a share of Preferred Stock will be entitled to receive a distribution, in like kind, equal to 1,000 times the distribution paid on a share of Common Stock. In the event of a liquidation, a holder of a share of Preferred Stock will be entitled to receive a preferential liquidation payment in the amount of $1,000.00 per share plus an amount equal to the accrued and unpaid dividends and distributions, or, if greater, an amount equal to 1,000 times the per share amount to be distributed to holders of the Common Stock. The rights of Preferred Stock as to dividends and distributions and liquidation are protected by anti-dilution provisions.

               Each share of Preferred Stock will have one vote, voting together with the Common Stock.

               The number of shares of Preferred Stock issuable upon exercise of the Rights is subject to certain adjustments from time to time in the event of a stock dividend on, or a subdivision or combination of, the Common Stock. The Exercise Price for the Rights is subject to adjustment in the event of extraordinary distributions of cash or other property to holders of Common Stock.

               Unless the Rights are earlier redeemed, in the event that, after the time that the Rights become exercisable, the Company were to be acquired by any Person (other than an Exempt

     Person) in a merger or other business combination (in which any shares of the Company's Common Stock are changed into or exchanged for other securities or assets) or more than 50% of the assets or earning power of the Company and its subsidiaries (taken as a whole) were to be sold or transferred to any Person (other than an Exempt Person) in one or a series of related transactions, the Rights Agreement provides that proper provision will be made so that each holder of record of a Right will from and after such date have the right to receive, upon payment of the Exercise Price, that number of shares of common stock of the acquiring company having a market value at the time of such transaction equal to two times the Exercise Price. In addition, unless the Rights are earlier redeemed, if a person or group becomes the beneficial owner of 20% or more of the Company's voting stock (other than pursuant to a tender or exchange offer (a "Qualifying Tender Offer") for all outstanding shares of Common Stock that is approved by the Board of Directors, after taking into account the long-term value of the Company and all other factors they consider relevant in the circumstances), the Rights Agreement provides that proper provision will be made so that each holder of record of a Right, other than the Acquiring Person (whose Rights will thereupon become null and void), will thereafter have the right to receive, upon payment of the Exercise Price, that number of shares of the Company's Preferred

     Stock having a market value at the time of the transaction equal to two times the Exercise Price (such market value to be determined with reference to the market value of the Company's Common Stock as provided in the Rights Agreement).

               Fractions of shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth (1/1,000) of a share) may, at the election of the Company, be evidenced by depositary receipts. The Company may also issue cash in lieu of fractional shares which are not integral multiples of one one-thousandth (1/1,000) of a share.

               At any time on or prior to the close of business on the tenth day after the time that a Person or group has become an Acquiring Person (or such later date as a majority of the Board of Directors may determine), the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right ("Redemption Price"), subject to adjustment. Immediately upon the effective time of the action of the Board of Directors of the Company authorizing redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of the Rights will be to receive the Redemption Price.

               For as long as the Rights are then redeemable, the Company may, except with respect to the redemption price or date of expiration of the Rights, amend the Rights in any manner, including an amendment to extend the time period in which the

     Rights may be redeemed. At any time when the Rights are not then redeemable, the Company may amend the Rights in any manner that does not materially adversely affect the interests of holders of the Rights as such.

               Until a Right is exercised, the holder, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

               As of April 4, 1997 there were 58,618,627 shares of Common Stock issued and outstanding. 1,500,000 shares of Preferred Stock have been reserved for issuance upon exercise of the Rights.

               The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group who attempts to acquire the Company on terms not approved by the Company's Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Board since they may be redeemed by the Company at $.01 per Right at any time until the close of business on the tenth day (or such later date as described above) after a person or group has obtained beneficial ownership of 20% or more of the voting stock.

     Item 7.   Financial Statements, Pro Forma Financial
     ------    -----------------------------------------

               Information and Exhibits.
               ------------------------

          (c)  Exhibits.

               99.1 Amended and Restated Rights Agreement dated as of April
                    8, 1997 between Greyhound Lines, Inc. and Mellon Securities Trust Company, as Rights Agent. The Rights Agreement includes as Exhibit B the form of Right Certificate and as Exhibit C the form of Amended and Restated Certificate of Designations. There is no Exhibit A to the Amended and Restated Rights Agreement.

                                   SIGNATURES
                                   ----------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREYHOUND LINES, INC.


                              By:    /s/ Mark E. Southerst
                                   ----------------------------------------
                                   Mark E. Southerst
                                   Vice President, General Counsel
                                   and Secretary




     April 8, 1997

                                  EXHIBIT INDEX


     Exhibit No.         Description
     ----------          -----------


        99.1    Amended and Restated Rights Agreement dated as of
                April 8, 1997 between Greyhound Lines, Inc. and
                Mellon Securities Trust Company, as Rights Agent.
                The Rights Agreement includes as Exhibit B the form of Right Certificate and as Exhibit C the form of Amended and Restated Certificate of Designations.
                There is no Exhibit A to the Amended and Restated
                Rights Agreement.


